Exhibit 10.3

Vestal Professional Building Lease Agreement This Lease made this 1 st Day of May 2019, by and, between Rose Claudia of the Vestal Professional Building, 300 Main Street, Vestal New York 13850, (hereinafter called Landlord), and SolarWindow Technologies, Inc., located at 9375 East Shea Blvd, Suite 107 - B, Scottsdale, Arizona 85260 (hereinafter called Tenant) . Witnesseth, 1. Premises and Title That for and in consideration of the payment of the rent as set forth herein, and performance of the covenants and agreements hereinafter set forth, Landlord leases to Tenant and Tenant accepts from Landlord, Suite Six consisting of 2000 Square feet located on the first floor of the Vestal Professional Building at 300 Main Street, Vestal, New York 13850, together with the nonexclusive right to use the parking areas and other common areas in common with the Landlord and other Tenants. 2. Term 1. The initial term of this lease shall be for a period of Three Years, (Initial Term) commencing on May 1, 2019 and terminating May 1, 2022. 2. While this Lease is in full force and effect, provided the Tenant is not in default in the performance of any of the terms, covenants and conditions thereof, Tenant shall have the right or option to extend the original Term of this lease for Two Years . 3. The renewal term shall be on the same terms, covenants, conditions, provisions and agreements as set forth herein for the Initial Term, and the renewal term shall commence immediately on the expiration of the Initial Term and shall expire May 1, 2024. 4. The Tenant shall exercise its option to renew this lease by giving written notice to the Landlord of such election at least, Ninety, (90) days prior to the expiration of the term . 5. A Security deposit in the amount of $2,200 shall be paid at the time of the execution of the contract. 3. Rental Tenant agrees to pay Landlord for the use of the leased premises during the Initial Three Year Term as follows: Year 1, commencing May 1, 2019, rent is payable at the annual rate of Twenty Six Thousand Four Hundred Dollars ($26,400) payable in equal monthly installments of $2200.00. Rent is payable on the First of every calendar month. Year two, commencing May 1, 2020 and ending April 30, 2021, rent will remain the same as Year One (1).

Year Three, Commencing May 1, 2021 rent is payable at the annual rate of Twenty Seven Thousand One Hundred Ninety Two, payable in equal monthly installments of $2266.00. Rent is payable on the First of every calendar month. The Tenant will have the option to extend for Two Years at an annual rate of Twenty Eight Thousand Eight Dollars, ($28,008), payable in equal monthly installments of $2334.00. 4. Utilities Landlord shall, at his expense, furnish and make available to the Tenant all utility services, and Tenant shall pay all expenses in connection with its consumption and utilization of said utilities, i.e. telephone, gas, and electricity. 5. Alterations, Replacements and Improvements Tenants shall make no alterations, additions or improvements such as climate regulation, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, nor shall same be installed in or attached to the leased premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Unless otherwise provided in writing, at the expiration of this lease, and any additional optioned terms, the Tenant shall restore the leased premises to its original condition, and Tenant shall remove any and all temporary or transient items form the premises at their expense. Any and all permanently affixed, alterations, systems or equipment shall thereafter become the property of the Landlord. 6. Repair and Maintenance The Landlord shall, at this expense, maintain the subject building in good order and repair (including without limitation all necessary replacements) the common facilities and landscaped areas, stairs, common restrooms, all paving, curbing and walkways), the supporting walls structural members, supporting columns, exterior portions of the building within which the premises are located, the base building mechanical, plumbing and electrical systems of the building. The Tenant shall maintain throughout the term of the Lease, take good care of the leased premises and the fixtures and appurtenances therein. Tenant shall maintain the premises to the same condition that it is provided to the Tenant. Normal wear and tear is accepted. Tenant shall be responsible for all damage or injury to the leased premises or any part of the buildings and the systems and equipment thereof whether requiring structural or non - structural repairs caused by or resulting from carelessness, employees, invitees, or licensees. Tenant shall also repair all damage to the buildings caused by the moving of Tenant’s fixtures, furniture and equipment. 7. Insurance During the term of this Lease, Tenant shall maintain insurance covering contents. Lessor agrees to carry and maintain in effect at all times during the term of this Lease the following insurance coverage: (A). Fire and extended coverage insurance in such amounts as may from time to time be required by its mortgagees, if any, but in any event, in an amount equal to not less than One Hundred Percent (100%) of the replacement cost of the Building and common facilities, and (B). Commercial general liability insurance with respect to the ownership and operation of the Building and common facilities, including personal injuries, deaths and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000) total per year. To the extent of the insurance required to be maintained by Lessor (but in no event in excess of the fullest extent permitted under applicable law), the indemnities by Lessee set forth in this Lease shall not apply to, and Lessor hereby releases Lessee, its agents and employees from any liability for damage to property or injury to persons, regardless of the cause of such damage or injury. Lessee shall have the right to terminate this lease (a) in the event the Premises are damaged or destroyed by fire or other casualty and cannot be repaired or rebuilt within Ninety (90) days following such damage or destruction, or (b) in the event the premises are damaged by fire or other casualty and the Premises are not repaired or rebuilt within Ninety (90) days following such damage or destruction. Such termination option of the Lease under (a) to be exercised by giving written notice of cancellation to Lessor on or before the date sixty days after such damage or destruction, and such termination option of Lessee under (b) to be exercised by giving written notice of cancellation to Lessor on or before the date the Premises are repaired or rebuilt. ** If for any period of time tenant is unable to occupy the space, or the space is unsuitable for tenants intended use, tenants rental obligation shall be prorated on a per diem or monthly basis as appropriate. 8. Tenant’s Indemnity and Landlord Liability Tenant agrees to and shall save, hold and keep harmless and indemnify Landlord from and for any and all payments, expenses, costs, reasonable attorneys fees stemming from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned by Tenant or Tenant’s agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of Tenant’s business.. **Indemnity provision shall no apply in the case where any loss or damages are occasioned wholly or in part by or resulting from any acts or omissions by Landlord’s agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason by the Landlord and the conduct of the Landlord’s business. 9. Public Liability Insurance During the term of this lease, Tenant shall maintain in full force and effect insurance covering the risks generally included in public liability and property damage insurance policies in the sum of not less than Fifty Thousand Dollars ($50,000) on account of bodily injury, death or property damage as a result of any one occurrence, to protect Landlord and Tenant to that extent from any suits arising out of accidents or injuries to persons or property that may occur on the leased premises. 10. Access to Leased Premises Landlord shall have the right to enter the leased premises at all reasonable hours for the purpose of making and repairs, alterations, additions or improvements to the leased premises. All such repairs, alterations, additions and improvements shall be done in a manner so as not to unreasonable interfere with Tenant’s use of the leased premises. During the repair period Tenant’s liability for rent and other sums payable hereunder shall be reduced by a percentage equal to that amount of the floor space of the building portion of the leased premises, which is rendered unsuitable for the normal operation of Tenant’s business. 11. Default By Tenant 1. The following shall be deemed a default by Tenant under the terms of this Lease (Event or Default): a. The failure by Tenant to pay any rent or other sum of money due hereunder within Thirty (30) days after written notice form Landlord that such payment has not been made ; b. The failure by Tenant to perform any other of the terms, conditions or, covenants of this lease to be observed, or performed by Tenant for more than Thirty (30) days after written notice from Landlord of such default, unless such default is of an a nature that it cannot practically be cured within such Thirty(30) day period and Tenant is proceeding with due diligence to cure such default ; c. The making by Tenant of an assignment for the benefit of creditors; d. The filing of a petition by or against Tenant for adjudication as a bankrupt under the Bankruptcy code, as now or hereafter amended or supplemented, or for reorganization within the meaning of Chapter 11 of the bankruptcy code, or the commencement of any action or proceeding for the dissolution or liquidation of Tenant, whether instituted by or against Tenant or for the appointment of a receiver or trustee of the property of Tenant, provided that no such filing or proceeding instituted by a third party shall be regarded as a default hereunder if Tenant shall promptly move to have the same dismissed, rescinded or rendered inoperative and Tenant prosecutes such action with due diligence and continues to perform and discharge all of the covenants and obligations on its part to be performed or discharged under this Lease during the pendency of such proceedings.

2. Upon the occurrence of any Event or Default, Landlord shall have the right to terminate this Lease by giving written notice of such election to Tenant and Tenant shall then quit and surrender the leased premises to Landlord, but Tenant shall remain liable for all rents and other obligations as set forth herein for the entire term of the lease, and Landlord may remove the Tenant by summary proceedings for a holding over of the leased premises after the termination of the terms of the Lease, or by another action or proceeding, or otherwise, without being liable for any damages therefor. 3. In cases of such default, re - entry, expiration and/or dispossess by summary proceeding or otherwise, (i) the rent shall become due thereupon and be paid up to the tie of such re - entry, dispossess and/or expiration, together with such expenses as the Landlord may incur for legal expenses, reasonable attorneys fees, brokerage, and /or putting the leased premises in good order, or for preparing the same for re - rental; (ii) Landlord may re - let the leased premises or any part or parts thereof, either in the name of the Landlord or otherwise, for a term or terms which may at Landlord’s option be less than or exceed the term of this Lease; (iii) Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the amount, if any, of the rents collected on account of the Lessee of the leased premises for each month of the period which would otherwise have constituted the balance of the term of this lease. In computing such liquidated damages, there shall be added to the deficiency such expenses as Landlord may incur in connection with the re - letting, such as legal expenses, reasonable attorneys fees, brokerage and for keeping the leased premises in good order or for preparing the same for re - letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in the Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of the Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at its option, may make such alterations repairs, replacements and/or decorations in the leased premises as Landlord, in its sole judgment considers advisable and necessary for the purpose of re - letting the leased premises; and the making of such alterations and/or decorations shall not operate or be construed or release the Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re - let the leased premises, or in the event that the Leased premise are re - let, for failure to collect the rent thereof under such re - letting. 4. If the Tenant shall fail or refuse to comply with and, perform any conditions and covenants of the within Lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this Lease contained. 12 Default By Landlord In the event of the failure by the Landlord to perform any of its obligations under this Lease or to make any payments required to be made by Landlord hereunder or to make any payments arising out of or with respect to any encumbrances on the leased premises, then Tenant may, but shall not be obligated to at its election, perform such obligations or make such payments and in default of prompt reimbursement for the cost thereof by Landlord, Tenant may deduct the amount of such expenditures form the next maturing installment or installments of rent or other sums payable hereunder by Tenant. Tenant, at its election, shall have the right to recover the amount of such advances, in any court of competent jurisdiction. Such remedy shall be in addition to any and all other rights and remedies provided at law or in equity or otherwise specifically provided for herein. 13 Remedies Cumulative Tenant agrees that any such action brought by the Landlord due to Tenant’s violation of the lease will be brought in Broome County. No mention in this lease of any specific right or remedy shall preclude either party fro exercising any other right or from having any other remedy or from maintaining any action to which it may be otherwise entitled wither at law or in equity. 14 Waiver The failure of either party to insist in any one or more instances upon a strict performance of any covenant of this Lease or the waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver or relinquishment of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or condition of this lease shall be deemed waived by either party unless waived by written instrument. 15 Holding Over Any holding over by Tenant of the leased premises after the expiration of this Lease shall operate and be construed as a hold over Tenant on the same terms, covenants, conditions, provisions and agreements and for the same rent as set forth in this Lease calculated on a monthly basis. 16 Miscellaneous Provisions 16.1 No change or modification of this Lease shall be valid unless the same is in writing and signed by the parties. This Lease contains the entire agreement between the parties and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, expressed or implied between the other than herein set forth. This lease is intended by the parties to be an integration of all prior or contemporaneous promises, agreements, conditions and undertakings. 2. This lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall inure to the benefit of and be binding upon Tenant, its successors and assigns. 3. This Lease and the terms and provisions hereof shall be construed and determined in accordance with the laws of New York. 16 Applicable Law The parties hereto agree that the situs of this is New York State, and should any conflict arise from this lease, the laws of New York State shall control. IN WITNESS WHEREOF, the parties hereto have executed and sealed this Lease as of the day and year first above written, and for the purposes hereof, such date shall be last date any of the parties hereto executes this Lease. Rose L Claudia, Vestal Professional Building John A. Conklin, President & CEO, SolarWindow Technologies, Inc. Executed on March 18, 2019

implied between the other than herein set forth. This lease is intended by the parties to be an integration of all prior or contemporaneous promises, agreements, conditions and undertakings . 2. This lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall inure to the benefit of and be binding upon Tenant, its successors and assigns. 3. This Lease and the terms and provisions hereof shall be construed and determined in accordance with the laws of New York. 16 Applicable Law The parties hereto agree that the situs of this is New York State, and should any conflict arise from this lease, the laws of New York State shall control. IN WITNESS WHEREOF, the parties hereto have executed and sealed this Lease as of the day and year first above written, and for the purposes hereof, such date shall be last date any of the parties hereto executes this Lease. Bl']_ cf?. Rose L Claudia, Vestal Professional Building I" CJL Digitally signed by John A. Conklin ON: cn=John A . Conklin, o:: S olarW i ndow Technologies , Inc ., ou=Executive Office, email=john @ solarwindow.com,c:::::US Date: 2019 . 03 . 18 06:52 : 46 - 04' 00' Adobe Acrobat version : 2019 . 010 . 20098 John A Conklin, President & CEO, SolarWindow Technologies, Inc. Executed on March 18, 2019